LAZARD RETIREMENT SERIES, INC.

Supplement to Prospectus dated May 1, 2003

Herbert W. Gullquist, Managing Director and Chief Investment Officer of Lazard Asset Management LLC ("Lazard"), the investment manager of each Portfolio of Lazard Retirement Series, Inc. (the "Fund"), has announced that, effective December 31, 2003, he will retire from Lazard. The Fund's Portfolios will continue to be managed on a team basis, with the other persons listed in the Prospectus primarily responsible for the day-to-day management of the Portfolios' assets (revised below).

Principal Portfolio Managers

The following are the principal persons primarily responsible for the day-to-day management of the assets of Lazard Retirement Strategic Yield Portfolio. This information replaces any contrary information contained in the Prospectus.

Retirement Strategic Yield Portfolio—Steven Blitz and J. William Charlton (each since November 2002) and Markus van de Weyer (since May 2003)

Biographical Information of Principal Portfolio Managers

The "Biographical Information of Principal Portfolio Managers" section on pages 26 and 27 of the Prospectus is replaced in its entirety as follows:

Michael A. Bennett. Mr. Bennett is a Managing Director of the Investment Manager, which he joined in July 1992.

Christopher H. Blake. Mr. Blake is a Director of the Investment Manager, which he joined in 1995.

Steven Blitz. Mr. Blitz is a Director and Head of Global Fixed Income for the Investment Manager, which he joined in November 2002. Previously, he was a Chief Strategist and the Chief Economist with Offitbank.

Gabrielle M. Boyle. Ms. Boyle is a Managing Director of the Investment Manager, which she joined in November 1993.

Gary Buesser. Mr. Buesser is a Senior Vice President and portfolio manager of the Investment Manager, which he joined in April 2000. Previously, he was with Evergreen Funds.

J. William Charlton. Mr. Charlton is a Director and Head of U.S. High Yield Fixed Income for the Investment Manager, which he joined in November 2002. Previously, he was with Offitbank.

James M. Donald. Mr. Donald is a Senior Vice President of the Investment Manager, which he joined in 1995.

Thomas M. Dzwil. Mr. Dzwil is a Senior Vice President, portfolio manager and analyst of the Investment Manager, which he joined in 2002, specializing in high-yield corporate bonds. Previously, he was with Offitbank.

Isaac Frankel. Mr. Frankel is a Senior Vice President, portfolio manager and analyst of the Investment Manager, which he joined in 2002, and head of its investment grade corporate research. Previously, he was with Offitbank.

Michael Kennedy. Mr. Kennedy is a Vice President, portfolio manager and analyst of the Investment Manager, which he joined in 2002, with responsibility for government and agency investments. Previously, he was with Offitbank.

Jeffrey A. Kigner. Mr. Kigner is a Managing Director of the Investment Manager, which he joined in 2001. Previously, he was Chief Investment Officer and Co-Chairman of John A. Levin & Co.

Andrew D. Lacey. Mr. Lacey is a Managing Director of the Investment Manager, which he joined in 1996.

Patrick M. Mullin. Mr. Mullin is a Director of the Investment Manager, which he joined in 1998.

Brian Pessin. Mr. Pessin is a Vice President of the Investment Manager, which he joined in 1999. Previously, he was associated with Dawson, Samberg Capital Management.

Michael Powers. Mr. Powers is a Director of the Investment Manager, which he joined in 1990.

John R. Reinsberg. Mr. Reinsberg is a Managing Director of the Investment Manager, which he joined in 1992.

J. Richard Tutino. Mr. Tutino is a Director of the Investment Manager, which he joined in 1997.

Markus Van De Weyer. Mr. van de Weyer is a Senior Vice President of Lazard Asset Management GmbH in Frankfurt and a portfolio manager for the Investment Manager, which he joined in 1999. Previously, he was portfolio manager/analyst with Metzler Investment, Commerz International Capital Management.

October 23, 2003